SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

JASMINE’S GARDEN

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

JASMINE’S GARDEN

2/F North Wondial Building, Keji South 6 Road,

Shenzhen High-Tech Industrial Park, Shennan Ave

Shenzhen, P.R. China

May 10, 2004

Dear Shareholder:

This Information Statement is furnished to holders of shares of common stock, par value $.001 per share (the “Common Stock”), of Jasmine’s Garden (the “Company,” “we” or “us”). The purpose of this Information Statement is to notify our stockholders that on April 20, 2004 (the “Record Date”), we received written consent (the “Written Consent”) from certain of our principal stockholders (identified in the section entitled “Security Ownership Of Certain Beneficial Owners And Management”) holding or able to direct the vote of 35,700,000 shares of Common Stock, representing approximately 74.41% of the then total issued and outstanding Common Stock, re-electing our entire board of directors and ratifying the engagement of Moores Rowland Mazars as our principal accountants.

The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of or persons able to direct the vote of a majority of the outstanding shares of our Common Stock. The Board is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders. The resolutions will not become effective before the date, which is 20 days after this Information Statement was first mailed to our stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by a majority of our stockholders.

This Information Statement is being mailed on or about May 10, 2004 to our stockholders of record on the Record Date.

/s/ Yi Bo Sun
Chief Executive Officer and Director

JASMINE’S GARDEN

2/F North Wondial Building, Keji South 6 Road,

Shenzhen High-Tech Industrial Park, Shennan Ave

Shenzhen, P.R. China

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS

IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

We are sending you this Information Statement to inform you of: (i) the re-election of our entire board of directors by written consent from certain of our stockholders (identified in the section entitled “Security Ownership of Certain Beneficial Owners and Management”) holding or entitled to direct the vote of 35,700,000 shares of our Common Stock as of April 20, 2004 (the “Record Date”), representing approximately 74.41% of the then total issued and outstanding Common Stock, and (ii) the ratification of the engagement of Moores Rowland Mazars to serve as our principal accountants.

The adoption of the foregoing resolutions will become effective 20 calendar days after the mailing of this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders.

We are distributing this Information Statement to our stockholders in full satisfaction of any notice requirements we may have under the Nevada Revised Statutes. No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the Nevada Revised Statutes are afforded to our stockholders as a result of the adoption of these resolutions.

Expenses in connection with the distribution of this Information Statement, which are anticipated to be less than $1,500, will be paid by us.

ELECTION OF DIRECTORS

Our Articles of Incorporation and Bylaws provide that the Board of Directors shall consist of such number of members as may be fixed, from time to time, by the Board of Directors, but not less than two and not exceeding seven.

Set forth below for each person who has been elected director, based on information supplied by him, are his name, any presently held positions with us, his principal occupation now and for the past five years, other directorships in public companies and his tenure of service with us as a director.  Each director shall hold office until each of his or her successors are elected and qualify.  Absent an employment agreement, officers hold their positions at the pleasure of the Board of Directors.  The information contained herein has been provided by the nominees without independent verification by our management.

Nominees Who Were Elected To Serve As Directors

Yi Bo Sun has served as our Chief Executive Officer and director since February 2004.  He is also the Secretary to the President of Shen Zhen Ke Xing Tong Ltd., an investment company based in China.  From 2001 to 2003, he was the Manager at Shen Zhen Wondial Communication Tech Ltd., a telecommunications company. From 2000 to 2001, he served as an Administrator at Shen Zhen Te Fa Tong Chen Industry Company.  He received his bachelor’s degree from Ji Lin University in China.

Xu Bao Dong has served as our director since February 2004.  Mr. Dong also serves as the Marketing Manager at Shen Zhen Wondial Communication Tech Ltd.  From 2000 to 2002, he served as an Administrator at Shen Zhen Li Gao Fa Electronic Ltd., a distributor and manufacturer of electronic products.   He received in bachelor’s degree in Adult Education from Shen Zhen University.

Mei Bin Jin has served as our Secretary since December 2003.  Currently, she also serves as an office supervisor at Shen Zhen Wondial Communication Tech Ltd. and a Manager at Shen Zhen Ke Xin Tong Ltd.  From 2001 to 2003, she was an officer at Shen Zhen Wondial Communication Tech Ltd.  She received her bachelor degree from Huang Shi Higher Education College, Hu Bei Province.

Yao Miao has served as our Chief Executive Officer since December 2003.  He also serves as the Auditor Manager at Shen Zhen Nan Fang Huan Ye Industry Trading Ltd.   Prior to joining us, he served as an Assistant at the Wu Han branch of Jin Die International Software Group Ltd., a company engaged in the business of marketing and manufacturing software products.  From 1999 to 2003, he served as a Manager at Shen Zhen Nan Fang Huan Ye Industry Trading Ltd.  He received his Bachelor of Science degree in Economics from Hu Bei University.

During the past five years, no current director or executive officer of the Company:

(1) was a general partner or executive officer of any business which filed any bankruptcy petition or against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

(2) was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(4) was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

CHANGE OF PRINCIPAL ACCOUNTANTS

In our Form 8-K filed with the Securities and Exchange Commission on April 5, 2004, we disclosed that on March 31, 2004, Rogelio G. Castro CPA, Independent Auditor (“Castro”) resigned as our principal accountant.  Mr. Castro’s reports on our financial statements for the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. However, the audit report for the year ended December 31, 2002 included an emphasis pertaining to matters, which raise substantial doubt about our ability to continue as a going concern.

During our two most recent fiscal years and through the date of Castro’s resignation, there were no disagreements with Castro on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Castro’s satisfaction, would have caused Castro to make reference to the subject matter in connection with its report of the financial statements for such years or interim periods through March 31, 2004; and there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

On March 31, 2004, we retained Moores Rowland Mazars as our principal accountant.  On April 20, 2004, a majority of our stockholders ratified the engagement of Moores Rowland Mazars as our principal accountants.

Fees Of Independent Auditors For Years Ended December 31, 2003 and 2002

The aggregate fees billed for the fiscal year ended December 31, 2003, for professional services rendered by Moores Rowland Mazars, the principal accountant for the audit of our annual financial statements and review of financial statements included in our 10-KSB reports and services normally provided by the accountant in connection with statutory and regulatory filings or engagements were $5,000.  We did not incur any other audit related fees or tax fees for the year ended December 31, 2003.

The aggregate fees billed for the fiscal year ended December 31, 2002, for professional services rendered by Roger G. Castro, Certified Public Accountant, the principal accountant for the audit of our annual financial statements and review of financial statements included in our 10-KSB reports and services normally provided by the accountant in connection with statutory and regulatory filings or engagements were $4,000.  We incurred an aggregate fee of $500 for tax compliance, tax advice, and tax planning services during the year ended December 31, 2002.  We did not incur any other audit related fees for the year ended December 31, 2003.

VOTE REQUIRED; MANNER OF APPROVAL

The election of our directors and the ratification of our engagement of Moores Rowland Mazars as our principal accountants require the affirmative vote of the holders of a majority of the voting power of the Company. We have no class of voting stock outstanding other than the Common Stock. Section 78.320 of the Nevada Revised Statutes (“NRS”) provides in substance that, unless our Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Under the applicable provisions of the NRS, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to us.

As of the Record Date, there were 47,975,400 shares of our common stock issued and outstanding.  In accordance with the NRS, the affirmative vote of a majority of the shareholders as of the Record Date to elect our directors and ratify the engagement of Moores Rowland Mazars has been obtained. As a result, no vote or proxy is required by the stockholders to approve the adoption of the amendment.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the amendments to our Articles of Incorporation cannot take effect until at least 20 days after this Information Statement is sent to our stockholders.

HISTORY AND ORGANIZATION

History

We were incorporated March 27, 2001, in the state of Nevada and, until December 2, 2003, had operated a nationwide wholesale and retail business of selling greeting cards, note cards and gift tags made from a design process involving photography and computer graphics.  On December 2, 2003, Cheering Limited, an investment holding company organized under the laws of the British Virgin Islands, or Cheering, acquired 5,700,000 shares of our Common Stock, par value $0.001, or the Common Stock, from Jack and Jasmine Gregory, our former officers, directors and principal stockholders, which constituted approximately 95% of our then issued and outstanding stock, for cash consideration of $221,220.74.  The purchase price for the Common Stock was paid in cash from Cheering’s working capital.  As a result of the acquisition and change in control, we abandoned our business plan of selling greeting cards, note cards and gift tags and are holding ourselves available for an extraordinary corporate transaction, such as a merger, sale or reorganization.  We currently are not a party to any agreement, nor do we have any commitment or understanding to enter into or become engaged in a transaction, as of the date of this filing

In connection with Cheering’s acquisition of the securities: (i) the Board of Directors appointed Zu Zhuan Xu to serve as the President and a director and Dr. Kit Tsui, Yao Miao and Mei Bin Jin, all designees of Cheering, to serve as our directors and officers; and (ii) Jack and Jasmine Gregory resigned from their positions as officers and directors of the Company.  On February 18, 2004, Zu Zhuan Xu resigned from his position as the President of Jasmine’s Garden, Yi Bo Sun was appointed to replace him, and Xu Bao Dong was appointed to serve as a director.  On February 19, 2004, Dr. Kit resigned from his position as a director and Yi Bo Sun was appointed to replace him.  Currently, our board of directors consists of Yi Bo Sun, who is also our Chief Executive Officer, Zu Zhuang Xu and Xu Bao Dong.

On March 17, 2004, we completed a private offering of 30,000,000 shares of our restricted Common Stock at a per share purchase price of $0.05 to seven unaffiliated individuals, which resulted in a change of control.  We received gross proceeds of $1,500,000 from this private placement.  The consideration was derived from each investor’s personal funds.  On March 17, 2004, the average of the bid and ask price of our Common Stock was $2.15 per share, however, our Common Stock was not actively traded prior to March 29, 2004.

As a condition of and in connection with such private placement, each of the investors executed an irrevocable proxy granting Yi Bo Sun, our Chief Executive Officer and our director, the right to vote all shares of the Common Stock purchased by the investors in this transaction.  The irrevocable proxies expired May 1, 2004.

Yi Bo Sun is also the Chairman and Chief Executive Officer of Cheering, an investment holding company that, as of December 2, 2003, reported that it beneficially owned 5,700,000 shares (approximately 11.88%) of the issued and outstanding Common Stock of the Company. Prior to the expiration of the irrevocable proxies, Yi Bo Sun will have the power to vote or direct the voting of 35,700,000 shares (approximately 74.41%) of our Common Stock.

Currently

We are currently a “shell” corporation that seeks to identify and complete a merger or acquisition with a private entity whose business presents an opportunity for our stockholders. Our management will review and evaluate business ventures for possible mergers or acquisitions. Currently, we are exploring opportunities to engage in such extraordinary corporate transactions but are not a party to any agreement, nor do we have any commitment or understanding to enter into or become engaged in a transaction, as of the date of this filing. Further, the business objectives discussed herein are extremely general and are not intended to restrict the discretion of our management.

A decision to participate in a specific business opportunity will be made based upon our analysis of the quality of the prospective business opportunity’s management and personnel, asset base, the anticipated acceptability of business’ products or marketing concepts, the merit of a business plan, and numerous other factors which are difficult, if not impossible, to analyze using any objective criteria.

As of April 5, 2004, we had ten (10) employees, of which nine (9) are full time and one (1) is part time, including five (5) executives and four (4) administrative personnel.  From time to time, we also retained the services of approximately 19 consultants on a part-time basis in connection with furthering our new business plan.

Our principal executive offices are located at 2/F North Wondial Building, Keji South 6 Road, Shenzhen High-Tech Industrial Park, Shennan Avenue, Shenzhen, P.R. China.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our voting securities.

Beneficial ownership is shown as of the Record Date in the table below for shares held by (i) each person or entity known to us to be the beneficial owner of more than 5% of our issued and outstanding shares of common stock based solely upon a review of filings made with the U.S. Securities and Exchange Commission, (ii) each of our directors, (iii) our President and our two other most highly compensated officers whose compensation exceeded $100,000 during the fiscal year ended December 31, 2003 (the “Named Executive Officers”) and (iv) all of our current directors and executive officers as a group. Unless otherwise indicated, the persons listed below have sole voting and investment power with respect to the shares.

As of the Record Date

Name and Address Of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percentage of Shares Beneficially Owned (2)

Cheering Limited	5,700,000	11.88%
Yi Bo Sun (3)(4)(5)	35,700,000	74.41%
Xu Bao Dong (5)	0	*
Zu Zhuan Xu (5)	0	*
Xiong Xin Gan (4)	7,200,000	15.01%
Ruan Ju Xiang (4)	6,000,000	12.51%
Fan Xi (4)	5,400,000	11.26%
Xu Zhu Zhuan (4)	3,750,000	7.82%
Xu Zu Hong (4)	4,500,000	9.38%
All Officers and Directors (5 persons)	35,700,000	74.41%

* Less than 1%.

(1)               The address of the persons named in this column is c/o Jasmine’s Garden, 2/F Wondial Building, Keji South 6 Road, Shenzhen High-Tech Industrial Park, Shennan Road, Shenzhen, China.

(2)               Shares of Common Stock subject to stock options and warrants that are currently exercisable or exercisable within 60 days or shares that otherwise may be acquired within 60 days of this Information Statement are deemed to be beneficially owned by the person holding the options and warrants or person with the right to acquire such shares for computing such person’s percentage, but are not treated as outstanding for computing the percentage of any other person.

(3)               Yi Bo Sun, our President and director, is also the Chairman and Chief Executive Officer of Cheering.  Cheering beneficially owns 5,700,000 shares of our Common Stock.  As the Chief Executive Officer and Chairman of the Board of Cheering, Yi Bo Sun may be deemed to beneficially own shares owned by Cheering.  In connection with the private placement of 30,000,000 shares of Common Stock, each investor (collectively holding an aggregate of 30,000,000 shares) executed an Irrevocable Proxy granting Yi Bo Sun the right to vote all shares of Common Stock purchased by such investors in such placement.  The Irrevocable Proxies expired May 1, 2004.  As a result, Yi Bo Sun was entitled to vote an aggregate of 35,700,000 shares (or approximately 74.41%) of our Common Stock until May 1, 2004.

(4)                      Each person is a stockholder who has executed an Irrevocable Proxy granting Yi Bo Sun the right to vote all shares of the Common Stock purchased by such person in the private placement of 30,000,000 shares of our Common Stock.  The Irrevocable Proxies expired May 1, 2004.

(5)                      Director.

CHANGE OF CONTROL

Private Placement of 30,000,000 Shares of Common Stock

On March 17, 2004, we completed a private offering of 30,000,000 shares of our restricted Common Stock at a per share purchase price of $0.05 to seven unaffiliated individuals, resulting in gross proceeds to us of $1,500,000.  The consideration was derived from each investor’s personal funds.  On March 17, 2004, the average of the bid and ask price of our Common Stock was $2.15 per share, however, our Common Stock was not actively traded prior to March 29, 2004. We did not pay any commission or other costs in connection with this offering.  We intend to use the proceeds of this offering to implement our new business plan.  We believe that the issuance of securities was made solely to non U.S. Persons in transactions exempt from registration pursuant to Regulation S of the Securities Act of 1933, as amended.

As a result of the sale, the following individuals became beneficial owners of 5% or more of our issued and outstanding shares of Common Stock:

Title of Class	Name of Beneficial Owner	Amount of beneficial ownership	Percent of class
Common Stock	Xiong Xin Gan	7,200,000	15.01%
Common Stock	Ruan Ju Xiang	6,000,000	12.51%
Common Stock	Fan Xi	5,400,000	11.26%
Common Stock	Xu Zhu Zhuan	3,750,000	7.82%
Common Stock	Xu Zu Hong	4,500,000	9.38%

This private placement resulted in a change of control.  As a condition of and in connection with such private placement, each of the investors executed an irrevocable proxy granting Yi Bo Sun, our Chief Executive Officer and our director, the right to vote all shares of the Common Stock purchased by the investors in this transaction.  The irrevocable proxies expired May 1, 2004.

Yi Bo Sun is also the Chairman and Chief Executive Officer of Cheering, an investment holding company that, as of December 2, 2003, reported that it beneficially owned 5,700,000 shares (approximately 11.88%) of the issued and outstanding Common Stock of the Company. Prior to the expiration of the irrevocable proxies, Yi Bo Sun had the power to vote or direct the voting of 35,700,000 shares (approximately 74.41%) of our Common Stock.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Other than elections to office, none of the persons who have been directors or officers of the Company at any time since the beginning of the last fiscal year, nor any associate of any such persons, has any interest in the matters to be acted upon.  None of our directors has informed us in writing that he intends to oppose any action to be taken by us. No proposals have been received from any of our stockholders.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Remuneration Of Officers And Directors

During the past three fiscal years and for the three month period ended March 31, 2004, we did not pay cash compensation to our Chief Executive Officer or to any officer. Accordingly, no table relating to executive compensation has been included in this Annual Report.

Option/Sar Granted During The Last Fiscal Year

We did not have a stock option or stock appreciation rights plan during 2003.

Equity Incentive Plan

On March 1, 2004, our Board of Directors adopted the Jasmine’s Garden 2004 Equity Incentive Plan, or the Plan. The Plan is intended to provide incentives to attract, retain and motivate our eligible employees and directors, as well as consultants, advisors and independent contractors who provide valuable services to us, or Participant.  On March 2, 2004, we filed a registration statement on Form S-8 covering the securities issuable under the Plan.

Shares Available Under the 2004 Equity Incentive Plan.  The maximum number of shares that are reserved and available under the 2004 Equity Incentive Plan for award is 12,000,000 shares of Common Stock.  Effective March 2, 2004, 11,960,000 shares of freely tradable shares were issued to approximately 19 consultants for services rendered or to be rendered to us.  None of the shares were issued in consideration for promoting or marketing making services or the offer or sale of our securities for capital raising purposes.

Eligibility and Administration.  The Board or a committee of the Board is authorized to grant options (Incentive Stock Options and Nonqualified Stock Options), restricted Common Stock and stock awards under the Plan.  Incentive Stock Options may be granted only to our employees or employees of our parent company or any of our subsidiaries.  All other awards (options, restricted Common Stock and stock awards) may be granted to our employees, officers, directors, consultants, independent contractors and advisors or any parent of subsidiary of the Company.  The Plan will be administered by the Board or by a committee of the Board.   The term “Board” as used in this section refers to our Board of Directors or if our Board has delegated its authority, the Committee.  The Board has the power, among other things, to make awards, determine the number of shares covered by each award and other terms and conditions of such awards, interpret the Plan, and adopt rules, regulations and procedures with respect to the administration of the Plan.

Stock Options.  The Board may grant stock options that either qualify as  “incentive stock options” under the Code or are “non-qualified stock options” in such form and upon such terms as the Board may approve from time to time.  Stock options granted under the Plan may be exercised during their respective terms as determined by the Board.  The purchase price may be paid by tendering cash or, in the Board’s discretion, by tendering promissory notes or previously acquired Common Stock.  The optionee may elect to pay all or part of the option exercise price by contracting with a broker for the broker to advance the exercise price and then to sell sufficient shares after the date of issue to satisfy the exercise price advanced by the broker, and by having us withhold upon exercise of the option a number of shares with a fair market value equal to the minimum income tax withholding, if any, upon the exercise of the option.  The Participant may not transfer or assign any awards of stock and restricted stock granted under this Plan other than by will or by the laws of descent and distribution. The Participant may not transfer or assign any option awards granted under this Plan other than by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor, or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e). During the lifetime of the Participant an award will be exercisable only by the Participant.

Stock options may be exercised during varying periods of time after a Participant’s termination of employment, dependent upon the reason for the termination.  If the Participant’s service is terminated for any reason except death or disability, then the Participant may exercise such Participant’s options only to the extent that such Options would have been exercisable upon the termination date no later than three (3) months after the termination date (or such longer time period not exceeding five (5) years as may be determined by the Committee).  If the Participant’s service is terminated because of the Participant’s death or disability (or the Participant dies within three (3) months after a termination other than for cause or because of Participant’s disability), then the Participant’s options may be exercised only to the extent that such options would have been exercisable by the Participant on the termination date and must be exercised by the Participant (or the Participant’s legal representative) no later than twelve (12) months after the termination date (or such longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (i) three (3) months after the termination date when the Termination is for any reason other than the Participant’s death or disability, or (ii) twelve (12) months after the termination date when the termination is for Participant’s death or disability).

The term of an incentive stock option may not exceed 10 years (or 5 years if issued to a Participant who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock).  The aggregate fair market value of the Common Stock with respect to which an incentive stock option is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000 (based on the exercise price at the time of grant).  The exercise price under an incentive stock option may not be less than 100% of the fair market value of the stock (common) on the date the option is granted (or, in the event the Participant owns more than 10% of the combined voting power of all classes of our stock, the option price shall be not less than 110% of the fair market value of the stock on the date the option is granted).  The exercise price for non-qualified options granted under the Plan may not be less than 85% of the fair market value of the stock on the date of grant.

Restricted Stock.  The Board may grant restricted stock awards that result in shares of stock being issued to a Participant subject to restrictions against disposition during a restricted period established by the Board.  The

Board may condition the grant of restricted stock upon the attainment of specified performance goals or service requirements.  The provisions of restricted stock awards need not be the same with respect to each recipient.  The purchase price of restricted stock sold will be determined by the Committee and may not be less than 85% of the fair market value of the securities on the grant date, except in the case of a sale to a ten percent stockholder, in which case the purchase price will be 100% of the fair market value.  During the period of the restrictions, a Participant has the right to vote the shares of restricted stock and to receive dividends.  If shares are issued as dividends, they will be subject to the same restrictions as the restricted stock.

If a Participant terminates employment during the period of the restrictions or prior to the end of the performance period, all shares still subject to restrictions or performance goals will be forfeited and returned to us subject to the right of the Board to waive such restrictions in the event of a Participant’s death, total disability, retirement or under other circumstances in which the Board determines that the waiver would be in our best interests.

Deferred Stock.  The Board may grant deferred stock to participants, which represents the right to receive shares at a predetermined date in the future. The Board may condition the receipt of deferred stock upon the achievement of specific performance goals or service requirements. Deferred shares are not considered to be outstanding during the deferral period, and therefore no dividends are paid with respect to such shares nor is the Participant entitled to vote or exercise any other rights as a stockholder with respect to such shares.

In the event of (a) our dissolution or liquidation, (b) a merger or consolidation in which we are not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, our reincorporation in a different jurisdiction, or other transaction in which there is no substantial change in our stockholders or their relative stock holdings and the awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which we are the surviving corporation but after which our stockholders immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with us in such merger) cease to own their shares or other equity interest in us, (d) the sale of substantially all of our assets, or (e) the acquisition, sale, or transfer of more than 50% of our outstanding shares by tender offer or similar transaction, any or all outstanding awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the awards). The successor corporation may also issue, in place of outstanding shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute awards, as provided above, such awards will expire on such transaction at such time and on such conditions as the Committee will determine. Notwithstanding anything in this Plan to the contrary, the Committee may provide that the vesting of any or all awards granted pursuant to this Plan will accelerate upon a transaction described above. If the Committee exercises such discretion with respect to options, such options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

Long Term Incentive Plans/Awards In Last Fiscal Year

We do not have long-term incentive plans and consequently has made no such awards.  Therefore this section is not applicable.

Directors’ Compensation and Meetings

The current members of the Board of Directors are generally not paid for their services as a director. Directors are reimbursed for certain approved expenses incurred in connection with Company business and for certain approved expenses incurred in connection with attendance at non-telephonic Board meetings and non-telephonic committee meetings.

Three meetings of our Board of Directors were held during the fiscal year ended December 31, 2003 and were attended by all of the directors then in office.

AUDIT COMMITTEE REPORT

The Audit Committee was formed and its charter (the “Charter”) adopted on March 2, 2004.  Its responsibilities are set forth in its Charter, which is included in its entirety with this Information Statement as Annex A. The Audit Committee of the Board of Directors is comprised of Xu Bao Dong and Zu Zhuan Xu, two non-employee directors, each of whom has been determined by the Board to be independent under the rules of the New York Stock Exchange and the Securities and Exchange Commission.  We are in the process of searching for individuals qualified to serve as our Audit Committee financial expert and/or on the audit committee generally.

Generally, the Audit Committee oversees and reviews with the full Board any issues with respect to the our financial statements, the structure of our legal and regulatory compliance, the performance and independence of our independent auditors and the performance of our internal audit function. The Committee retains our independent auditors to undertake appropriate reviews and audits of our Company’s financial statements, determines the compensation of the independent auditors, and approves the scope and cost of the engagement of an auditor before the auditor renders audit and non-audit services. We do not rely on pre-approval policies and procedures.  The preparation of our financial statements is the responsibility of our management. The Audit Committee maintains oversight of the independent public accountants by discussing the overall scope and specific plans for their audits, the results of their examinations, their evaluations of our internal accounting controls, and the overall quality of our financial reporting.

The Audit Committee maintains oversight of our internal audit function by reviewing the appointment and replacement of our manager of internal auditing and periodically meets with the manager of internal auditing to receive and review reports of the work of our internal audit department. The Audit Committee meets with management on a regular basis to discuss any significant matters, internal audit recommendations, policy or procedural changes, and risks or exposures, if any, that may have a material effect on our financial statements.

Due to the timing of the formation of our Audit Committee, our Audit Committee has acted in conjunction with the full Board to (i), appoint and retain Moores Rowland Mazars as our independent auditors for the fiscal year ended December 31, 2003; (ii) review and discuss with our management our audited financial statements for the fiscal year ended December 31, 2003; (iii) discuss with our independent public accountants the matters required to be discussed by Statements on Auditing Standards No. 61 — “Communications with Audit Committees”, as then in effect; (iv) receive the written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No. 1 — “Independence Discussions with Audit Committees,” as then in effect, and has discussed with our independent auditors their independence; (v) review internal audit recommendations; (vi) discuss with our independent auditors the quality of our financial reporting; (vii) and review and discuss with our independent auditors and management the status of activities intended to achieve compliance with §404 of the Sarbanes-Oxley Act.

In reliance on the reviews, reports and discussions referred to above, the Audit Committee and the Board have approved the inclusion of the audited financial statements with our Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Xu Bao Dong

Zu Zhuan Xu

The foregoing report and other information provided above regarding the Audit Committee should not be deemed incorporated by reference by any general statement incorporating by reference this Information Statement into any filing under the Securities Act of 1933, as amended, the Exchange Act, and any rules or regulations promulgated thereunder (collectively, the “Acts”), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

We currently do not have a nominating or compensation committee due to our status as a development stage company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During calendar years 2002 and 2003, we were parties to an agreement with Jack Gregory, our former President, whereby Mr. Gregory allowed us to use his office space rent-free until we were able to show significant revenue.  This agreement terminated upon the consummation of the purchase of 5,700,000 shares of Common Stock by Cheering.

COMPLIANCE WITH SECTION 16(A) OF EXCHANGE ACT

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership of our Common Stock with the Securities and Exchange Commission. Directors, executive officers and persons who own more than 10% of our Common Stock are required by Securities and Exchange Commission regulations to furnish to us copies of all Section 16(a) forms they file.

To our knowledge, based solely upon review of the copies of such reports received or written representations from the reporting persons, we believe that during our 2003 fiscal year our directors, executive officers and persons who own more than 10% of our Common Stock complied with all Section 16(a) filing requirements, except as set forth below:

Forms 3 and a Form 5 required to be filed pursuant to Section 16(a) of the Securities Exchange Act were filed on March 25, 2004, by the following persons for events occurring on the date set forth next to their names:

Name	Form	Date of Event
Yi Bo Sun	Form 3	February 19, 2004
Xu Bao Dong	Form 3	February 18, 2004
Mei Bin Jin	Form 3	December 2, 2003
Yao Miao	Form 3	December 2, 2003
Zu Zhuan Xu	Form 3	December 2, 2003
Dr. Kit Tsui	Form 3	December 2, 2003
Dr. Kit Tsui	Form 5	December 31, 2003

OTHER MATTERS

On March 4, 2004, holders of a majority of shares of our Common Stock adopted by written consent resolutions to amend our Articles of Incorporation to increase the number of shares of Common Stock authorized to be issued from 50,000,000 to 140,000,000 and to establish a class of preferred stock consisting of 60,000,000 shares, par value $0.001.  We filed a Definitive Information Statement on Schedule 14C disclosing such matters with the Securities and Exchange Commission on April 6, 2004.  On April 28, 2004, we filed a Certificate of Amendment with the Secretary of State of Nevada amending our Articles of Incorporation in the manner described above.

Except as set forth above, as of the date of this Information Statement, the Board knows of no other matters other than those described in this Information Statement, which have been approved or considered by the holders of a majority of the shares of our voting stock.

Only one Information Statement is being delivered to multiple security holders sharing an address.  If you are a security holder at a shared address to which a single copy of this Information Statement was delivered and you desire to obtain a separate copy of the documents delivered, please contact the person at the address or telephone number described below.

We hereby undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT AND/OR THE RESTATED ARTICLES, PLEASE CONTACT:

Jasmine’s Garden

2/F North Wondial Building, Keji South 6 Road,

Shenzhen High-Tech Industrial Park, Shennan Avenue

Shenzhen, P.R. China

86-755-38252698

By Order of the Board of Directors,
/s/ Yi Bo Sun
Chief Executive Officer

Annex A

JASMINE’S GARDEN

AUDIT COMMITTEE CHARTER

Purposes

The purposes of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Jasmine’s Garden (the “Company”) are to: (a) assist the Board in fulfilling its oversight responsibilities with respect to: (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the independent auditors and the Company’s internal audit function; and (b) prepare the Committee’s report for inclusion in the Company’s proxy statement for the annual meeting of stockholders in accordance with applicable rules and regulations.

Composition

The Committee will be composed of three or more directors as determined by the Board.  Each Committee member must be “independent” as defined by: (a) the rules of the primary trading market or securities exchange on which the Company’s securities are traded (the “Relevant Stock Market”), as such requirements are interpreted by the Board of Directors in its business judgment, and (b) Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and listing requirements promulgated thereunder by the Securities and Exchange Commission (“SEC”) and the Relevant Stock Market.  Each Committee member must also be financially literate, and at least one Committee member must have expertise sufficient to qualify as an audit committee financial expert within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations.  The Board will determine, in its business judgment, whether a member is financially literate and whether at least one member qualifies as an audit committee financial expert.  The Board will appoint each Committee member and will designate one of the members as Chairperson of the Committee.  Each Committee member will serve at the pleasure of the Board for such term as the Board may decide or until such Committee member is no longer a Board member.

Duties and Responsibilities

The Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board.  Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company.  The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s interim financial statements.  The Committee is responsible for overseeing the work of the Company’s independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company.

The duties and responsibilities of the Committee will include the following:

1.               Retention of Independent Auditors.  The Committee has the sole authority to: (a) retain and terminate the Company’s independent auditors, (b) approve all audit engagement fees, terms and services, and (c) approve any non-audit engagements with the independent auditors.  The Committee will exercise this authority in a manner consistent with Sections 201, 202 and 301 of the Sarbanes-Oxley Act of 2002 and applicable rules and listing standards.  The Committee may delegate the authority to grant any pre-approvals required by such sections to one or more members of the Committee as it designates, provided that any such pre-approvals are reported to the Committee at its next scheduled meeting.

2.               Quality Control of Auditor.  At least annually, the Committee will obtain, review and discuss a report by the independent auditors describing: (a) the firm’s internal quality control procedures, (b) any material issues raised by the most recent internal review or peer review of the firm, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, regarding any independent audit carried out by the firm, and (c) any steps taken to deal with any such issues.

3.              Auditor Independence.  In connection with the retention of the Company’s independent auditors, the Committee will, at least annually, review and discuss the information provided by management and the auditor relating to the independence of the firm, including, among other things, information related to the non-audit services provided and expected to be provided by the firm to the Company.  The Committee will: (a) ensure that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the firm and the Company consistent with applicable independence standards, (b) actively engage in a dialogue with the auditor regarding any disclosed relationship or services that may impact the objectivity and independence of the auditor, and (c) take appropriate action in response to the auditor’s report to satisfy itself of the firm’s independence.  In connection with its evaluation of the auditor’s independence, the Committee will also review and evaluate the lead audit partner and take such steps as may be required by law regarding the regular rotation of the lead audit partner and the reviewing audit partner of the independent auditors.

4.               Audit Plan and Conduct.  The Committee will review and discuss with the independent auditors the plans for, and scope of, the annual audit and other examinations.  The Committee will also review and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, as well as any audit problems or difficulties and management’s response, including any restriction on audit scope or on access to requested information, any disagreements with management, and significant issues discussed with the independent auditors’ national office.  The Committee will decide all unresolved disagreements between management and the independent auditors regarding financial reporting.

5.               Financial Statements and Disclosures. The Committee will review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the disclosures regarding internal controls and other matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations.

6.               Earnings Press Releases.  The Committee will review and discuss with members of management and the independent auditors the Company’s quarterly earnings releases (including any use of “pro forma” or “adjusted” non-GAAP information), as well as the Company’s guidance concerning its future financial performance, prior to public release.

7.               Systems of Internal Accounting Controls.  The Committee will review and discuss with the independent auditors, the senior internal auditing executive, the General Counsel and, to the extent deemed appropriate by the Committee Chair, members of their respective staffs the adequacy of the Company’s internal accounting controls, the Company’s financial, auditing and accounting organizations and personnel, and the Company’s policies and compliance procedures with respect to business practices, which include the disclosures regarding internal controls and matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations.

8.               Independent Audit Results.  The Committee will review and discuss with the independent auditors: (a) the annual audit report, or proposed annual audit report, (b) the accompanying management letter, (c) the reports of reviews of the Company’s interim financial statements conducted in accordance with Statement on Auditing Standards No. 71, and (d) the reports of the results of such other examinations outside the course of the independent auditors’ normal audit procedures that may be undertaken from time to time.  The foregoing will include the reports required by Section 204 of the Sarbanes-Oxley Act of 2002 and, as appropriate, a review of (1) major issues regarding accounting principles and

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financial statement presentations (including any significant changes in the Company’s selection or application of accounting principles), the adequacy of the Company’s internal controls, and any special audit steps adopted in light of material control deficiencies, (2) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, and (3) the effect of regulatory and accounting initiatives (including off-balance sheet structures) on the financial statements of the Company.

9.               Assurances under Section 10A(b) of the Exchange Act.  The Committee will obtain assurance from the independent auditors that, in the course of conducting the audit, there have been no acts detected or that have otherwise come to such firm’s attention that require disclosure to the Committee under Section 10A(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

10.         Internal Audit Plans and Reports.  The Committee will review and discuss with the senior internal auditing executive and appropriate staff members of the internal auditing department: (a) the plans for, and scope of, their ongoing audit activities, and (b) the annual report of the audit activities, examinations and results thereof of the internal auditing department.

11.         Conformity with Legal Requirements and the Company’s Code of Corporate Conduct.  The Committee will periodically obtain reports from management, the Company’s senior internal auditing executive and the independent auditors that the Company and its affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Corporate Conduct.  The Committee will also review and approve all related party transactions.  The Committee will advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Corporate Conduct.

12.         Procedures for Complaints Regarding Financial Statements or Accounting Policies.  The Committee will establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters as required by Section 301 of the Sarbanes-Oxley Act of 2002 and applicable rules and listing requirements.  The Committee will discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any complaints or concerns regarding the Company’s financial statements or accounting policies brought to the Committee’s attention pursuant to the procedures described in the preceding sentence.

13.         Other Matters. The Committee will discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.  The Committee will review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the functions described above.

14.         Board Reports.  The Committee will keep regular minutes of its proceedings and report its activities regularly to the Board in such manner and at such times as the Committee and the Board deem appropriate.  Such report shall include the Committee’s conclusions with respect to its evaluation of the independent auditors and its recommendation to the Board on the inclusion of the Company’s audited financial statements in the Company’s annual report on Form 10-K.

15.         Audit Committee Report.  The Committee will prepare, with the assistance of management, the independent auditors and outside legal counsel, a report for inclusion in the Company’s proxy statement relating to the Company’s annual meeting of stockholders.

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16.         General.  The Committee will perform its duties and responsibilities in accordance with the Company’s certificate of incorporation and by-laws, any delegated authority from the Board, and applicable laws, rules and regulations.

Meetings

The Committee will meet in person or telephonically at least quarterly or more frequently as necessary to carry out its responsibilities under this Charter.  The Committee Chair will, in consultation with the other members of the Committee, the Company’s independent auditors and the appropriate officers of the Company, call, establish the agenda for, and supervise the conduct of, each Committee meeting.  The Committee may also take any action permitted under this Charter by unanimous written consent.  A majority of the number of Committee members selected by the Board will constitute a quorum for conducting business at a Committee meeting.  The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance will be the act of the Committee, unless a greater number is required by law or the Company’s certificate of incorporation or by-laws.

The Committee may request any officer or employee of the Company, or any representative of the Company’s outside legal counsel or independent auditors, to attend a meeting or to meet with any members of, or advisors to, the Committee.  The Committee will meet with the Company’s management, the internal auditors and the independent auditors periodically in separate, private sessions to discuss any matter that the Committee, management, the independent auditors or such other persons believe should be discussed privately.

Resources and Authority

The Committee will have appropriate resources and authority to discharge its responsibilities as required by law, including the authority to engage independent counsel and other advisors, as the Committee deems necessary to carry out its duties.  The Committee may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company.  The Company will provide for appropriate funding, as determined by the Committee, for payment of compensation: (a) to the Company’s independent auditors engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company, and (b) to any advisors retained by the Committee to assist it in carrying out its responsibilities.

At least annually, the Committee will: (i) review this Charter with the Board and recommend any changes to the Board, and (ii) evaluate its own performance against the requirements of this Charter and report the results of this evaluation to the Board. The Committee will conduct its review and evaluation in such manner as it deems appropriate.

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